UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  September 20, 2004


                        AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                  1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 7.01 Regulation FD Disclosure


AMR PRESENTING AT SOCIETY OF AIRLINE ANALYSTS

Gerard Arpey, Chairman, President and CEO of AMR Corporation, will be presenting to the Society of Airline Analysts on Thursday, September 23 at approximately 7:30am EDT. Mr. Arpey will discuss AMR's recent financial performance and strategic initiatives related to the company's Turnaround Plan.

A webcast of his remarks will be made available via the Investor
Relations section of AMR's corporate website at www.aa.com.
Additionally, a replay of the speech will remain available for at least 7 days following the event.












                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  September 20, 2004